SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: December 28, 2007
(Date of earliest event reported)

INCENTRA SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031	86-0793960
(Commission File No.)	(I.R.S. Employer Identification No.)

1140 Pearl Street
Boulder, Colorado 80302
(Address of principal executive offices; zip code)

(303) 449-8279
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANTS BUSINESS AND OPERATIONS

Item 1.01	Entry Into A Material Definitive Agreement

Effective December 28, 2007, we entered into an assignment and amendment agreement (“Assignment and Amendment”) with Laurus Master Fund Ltd., a Cayman Islands corporation (“Laurus”). The primary purpose of the Assignment and Amendment was to amend the terms of the Security Agreement dated as of February 6, 2006 between Laurus and our company (the "Security Agreement") and our Secured Revolving Note, dated February 6, 2006, in favor of Laurus (the "Note") in order to increase the available borrowing amount from $15,000,000 to $20,000,000.

Under the Assignment and Amendment, interest payable on the outstanding principal amount of the Note was amended to a fixed rate per annum equal to ten percent (10%). Under the original Note, interest accrued at the rate of prime plus one percent (1%), currently eight and one-quarter percent (8.25%).

 Further, under the Assignment and Amendment, we issued to Valens U.S. a common stock purchase warrant to purchase 350,000 shares of our common stock at an exercise price of $0.01 ("the Warrant"). The Warrant expires on December 28, 2027. Valens U.S. may not exercise the warrant in connection with a number of shares of common stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of common stock and (ii) the number of shares of common stock beneficially owned by Valens U.S. and affiliates except upon (i) sixty-one (61) days prior notice from Valens U.S. to us or (ii) upon the occurrence and continuance of an event of default under the Security Agreement.

Pursuant to a Registration Rights Agreement, dated as of December 28, 2007, between our company and Valens U.S. , we are obligated to (a) file a registration statement on or before April 11, 2008 to register the resale of the shares of our common stock underlying the Warrant, (b) use our best efforts to have the registration statement declared effective not later than June 25, 2008 and (c) use reasonable commercial efforts to keep the registration statement continuously effective under the Securities Act of 1933 (the “Securities Act”) until the earlier date of when (i) all registrable securities covered by such registration statement have been sold or (ii) all registrable securities covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k) under the Securities Act, as determined by our counsel pursuant to a written opinion letter to such effect, addressed and acceptable to our transfer agent and the affected holders of our registrable securities.

On December 28, 2007, we also entered into a letter agreement with Calliope Capital Corporation (“Calliope”), an affiliate of Laurus, and Valens U.S. SPV I, LLC (“Valens”).  Under the letter agreement, Calliope and Valens agreed to amend the terms of our Secured Term Note, effective July 31, 2007, in favor of Calliope in the amount of $12,000,000 (the "Calliope Note") to defer certain monthly principal payments of $285,714.28.  Originally scheduled to begin February 1, 2008, these monthly payments will now begin June 1, 2008 thereby deferring $1,142,857.12 from 2008 until the Calliope Note maturity date of July 31, 2010.

In conjunction with the above transactions, we paid fees of $32,145 to Valens Capital Management, LLC, the fund manager of Valens U.S., $42,855 to Valens U.S., and $35,000 for the reimbursement of legal fees incurred by Valens.  Also on December 28, 2007 Laurus assigned to Valens U.S. a twenty-five percent (25%) interest in the Note.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

The disclosures contained in Item 1.01 are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales Of Equity Securities

In connection with the transactions described in Item 1.01, we issued to Valens U.S. the Common Stock Purchase Warrant described therein. The Warrant was issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such issuance and Valens U.S. A represented to us that it is an “accredited investor”, as defined in the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On December 31, 2007, we entered into an Employment Agreement Extension with Shawn O’Grady, President and Chief Operating Officer of our company, which extends the term of original Employment Agreement, effective as of October 17, 2005, until December 31, 2009. Further, Mr. O’Grady’s annual base salary was increased from $240,000 to $315,800. His target performance bonus opportunity remains unchanged at $160,000 per annum.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01	Financial Statements and Exhibits.

(c)       Exhibits.

Number	Documents

10.1
Assignment and Amendment Agreement dated as of December 28, 2007 by and among Luarus Master Fund Limited, Valens U.S. SPV I, LLC, Incentra Solutions, Inc., PWI Technologies, Inc., ManagedStorage International, Incentra Solutions International, Inc. Incentra Solutions of California, Inc., Network System Technologies, Inc., Tactix, Inc., Incentra Solutions of the Northeast, Inc., Sales Strategies, Inc., and Incentra Helio Acquisition Corp.

10.2	Common Stock Purchase Warrant, dated as of December 28, 2007, executed by our company in favor of Valens U.S. SPV I, LLC.

10.3
Letter from Valens U.S. SPV I, LLC and Calliope Capital Corporation to Incentra Solutions, Inc. dated as of December 28, 2007, amending the amortization schedule under the Secured Term Note effective July 31. 2007.

10.4	Registration Rights Agreement dated as of December 28, 2007 by and between Incentra Solutions, Inc. and Valens U.S. SPV I, LLC.

10.5	Employment Agreement Extension dated as of December 31, 2007 by and between Incentra Solutions, Inc. and Shawn O’Grady.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Incentra Solutions, Inc.

Date: January 4, 2008	By:	/s/ Thomas P. Sweeney III
Thomas P. Sweeney III
Chief Executive Officer

Exhibit Index

Number	Documents

10.1
Assignment and Amendment Agreement dated as of December 28, 2007 by and among Luarus Master Fund Limited, Valens U.S. SPV I, LLC, Incentra Solutions, Inc., PWI Technologies, Inc., ManagedStorage International, Incentra Solutions International, Inc. Incentra Solutions of California, Inc., Network System Technologies, Inc., Tactix, Inc., Incentra Solutions of the Northeast, Inc., Sales Strategies, Inc., and Incentra Helio Acquisition Corp.

10.2	Common Stock Purchase Warrant, dated as of December 28, 2007, executed by our company in favor of Valens U.S. SPV I, LLC.

10.3
Letter from Valens U.S. SPV I, LLC and Calliope Capital Corporation to Incentra Solutions, Inc. dated as of December 28, 2007, amending the amortization schedule under the Secured Term Note effective July 31. 2007.

10.4	Registration Rights Agreement dated as of December 28, 2007 by and between Incentra Solutions, Inc. and Valens U.S. SPV I, LLC.

10.5	Employment Agreement Extension dated as of December 31, 2007 by and between Incentra Solutions, Inc. and Shawn O’Grady.